U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2008

NETTIME SOLUTIONS, INC.

(Name of Small Business Issuer as Specified in Its Charter)

Nevada	001-10320	13-3465289
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

8840 E. Chaparral, Suite 100

Scottsdale, AZ 85250

(Address of principal executive offices)

(480) 296-0400

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                               Completion of Acquisition or Disposition of Assets.

On February 4, 2008, we completed the sale of all of our assets, and the assets to NETtime Solutions, LLC of our two operating subsidiaries, NETtime Solutions, Inc., an Arizona corporation, and NetEdge Devices, LLC, an Arizona limited liability company consideration valued at $1,042,000 and the assumption of all of our indebtedness, including $500,000 of trade payables and $1,500,000 of short and long-term notes. Pursuant to the terms of the Asset Purchase Agreement, the Company, and not the stockholders, will receive all of the proceeds of the Asset Sale. The assets sold include our software source code, infrastructure, related inventory, customers, and the use of the name “NETtime Solutions, Inc.”

The purchase price was paid as follows: (i) an aggregate of 6,478,693 shares of our common stock held by NETtime Solutions, LLC has been redeemed by the Company in partial payment of the purchase price; and (ii) an unsecured promissory note in the aggregate principal amount of $200,000 has been issued by NETtime Solutions, LLC in favor of the Company in payment of the remainder of the purchase price.

NETtime Solutions, LLC is a limited liability that was organized by our former directors, officers and certain of our shareholders for the purpose of purchasing our assets and continuing the operation of our former business.

In completing this transaction, the Company has become a “shell” company; having no operating business and only nominal assets. We now plan to seek to find and acquire or merge with a private company with an operating business that we believe will result in an increase in our shareholder value. No such company has yet been identified and there is no assurance of any success in this regard.

Item 5.01                               Changes in Control.

As a covenant of the Asset Sale, all of the officers and directors of the Company resigned with positions with the Company and Stanley L. Schloz, Fred Burstein and Anthony Silverman were appointed as the directors of the Company.

Information concerning our directors and executive officers as of the date of this Report is set forth below:

Name	Age	Position held with Company
Stanley L. Schloz	64	Director, President and Treasurer
Fred Burstein	72	Director and Vice President
Anthony Silverman	64	Director

STANLEY L. SCHLOZ has been a Director, President and Treasurer since February 4, 2008. Mr. Schloz retired from Motorola in 1998 after a 32-year career in positions advancing from engineering through senior business management. As Director, Tactical Systems Operations of the Space and Systems Technology Group he was responsible for the strategic direction and performance of the electronic fuse business with over $150,000,000 in annual sales, serving US and foreign governments, along with prime contractors. His organization consisted of over 400 program management, engineering, marketing, and manufacturing associates. Mr. Schloz has been engaged in business management consulting since July 2000. He holds the degree of Bachelor of Science in Electrical Engineering from Iowa State University and has done advanced business studies at Arizona State University.

FRED BURSTEIN has been a Director and Vice President of the company since February 4, 2008. Since 1960, Mr. Burstein has been a lawyer practicing law in Minneapolis, Minnesota.

ANTHONY SILVERMAN has been a director since February 4, 2008. He is the General Partner of Katsinam Partners, LP, a private investment fund located in Scottsdale, Arizona that invests in micro and small-cap public companies. Katsinam holds 1,687,000 shares of our common stock. Mr. Silverman also manages his personal investments. Mr. Silverman was Founder, Chairman and CEO of Paradise Valley Securities from 1987 to 1999. For most of his 30-year career in the securities business, Mr. Silverman concentrated in transactions for the financing of micro-cap and small-cap companies. Mr. Silverman has led financings aggregating over $500 million for close to 100 companies, including diverse industries such as airlines, food products, telecommunications, retail, media and life sciences.

Messrs. Schloz and Burstein are each to receive monthly fees of $1,500 for their services as officers of the Company. Mr. Silverman will receive monthly rent of $1,000 for use of his premises as the Company’s principal offices.

In connection with the Asset Sale, we redeemed 6,478,693 shares of our common stock, which were held by our former officers and directors, and the number of shares of outstanding common stock was reduced from 15,381,539 to 8,902,846.

The following table sets forth certain information, as of February 4, 2008, concerning the beneficial ownership of shares of Common Stock of the Company by (i) each person known by the Company to beneficially own more than 5% of the Company’s Common Stock; (ii) each Director; (iii) the Company’s Chief Executive Officer; and (iv) all directors and executive officers of the Company as a group. To the knowledge of the Company, all persons listed in the table have sole voting and investment power with respect to their shares, except to the extent that authority is shared with their respective spouse under applicable law.

	Shares Beneficially Owned (1)
Name and Address of Beneficial Owner (2)	Number		Percent
Stanley L. Schloz	55,700		0.6%
Fred Burstein	—		0%
Anthony Silverman	1,687,000	(3)	18.9%
All directors and executive officers as a group	1,742,700		19.5%
Thomas S. Bednarik	1,027,750		11.5%
Laurus Capital Management LLC	1,081,923		12.2%
Kay S. Silverman	761,432	(3)	8.6%

(1)

A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option, warrant or right. Shares of Common Stock subject to options, warrants or rights that are currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options, warrants or rights, but are not deemed outstanding for computing the percentage of any other person. The amounts and percentages are based upon 8,902,846 shares of Common Stock outstanding as of February 4, 2008.

(2)

The address of each of the beneficial owners is as follows:  Anthony Silverman whose address is 7625 E. Via Del Reposa, Scottsdale, Arizona 85258; Thomas Bednarik, 8840 East Chaparral Road, Suite 100, Scottsdale, Arizona 85250; Laurus Capital Management, LLC, whose address is 825 Third Avenue, 14th Floor, New York, NY 10022; and Kay S. Silverman, 7377 East Doubletree Ranch Road, Suite 290, Scottsdale, AZ 85258.

(3)	Kay Silverman is the former spouse of Anthony Silverman.

Item 5.02                               Departure of Directors and Officers.

As noted above, in connection with the closing of the Asset Sale, all of our directors and officers resigned their positions with the Company. None of our former directors or officers expressed disagreement with the Company on any matter relating to the Company’s operations, policies or practices, and no such disagreement between such persons and the Company is known to any executive officer of the Company.

Item 9.01                               Financial Statements and Exhibits.

(b)                                 Pro Forma Financial Information

UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS OF
NETTIME SOLUTIONS, INC. AND ITS SUBSIDIARIES

This Current Report contains unaudited pro forma condensed consolidated financial information of NETtime Solutions, Inc. and its subsidiaries. This financial information is designed to show how the sale of assets of NETtime Solutions, Inc. to NETtime Solutions, LLC might have affected our historical financial statements if such asset sale had been contemplated at an earlier time. The following unaudited pro forma condensed consolidated financial information was prepared based on the historical financial results of NETtime Solutions, Inc. The following should be read in connection with “NETtime Solutions, Inc. and Subsidiaries Condensed Consolidated Financial Statements,” which are included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007.

The unaudited pro forma condensed consolidated balance sheet data as of September 30, 2007 is presented as if the asset sale occurred in its entirety as of that date. The unaudited pro forma condensed consolidated statements of operations data for the three months ended September 30, 2007 is presented as if the asset sale occurred in its entirety on July 1, 2007.

The unaudited pro forma consolidated balance sheet data as of June 30, 2007 is presented as if the asset sale occurred in its entirety as of that date. The pro forma consolidated statements of operations data for the year ended June 30, 2007 is presented as if the asset sale occurred in its entirety on July 1, 2006.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and is not necessary indicative of the financial condition or results of operations of future periods or the financial condition or results of operations that actually would have been realized had the asset sale occurred during the referenced period.

NETTIME SOLUTIONS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
BASIS OF PRESENTATION

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2007 and June 30, 2007, and the unaudited pro forma condensed consolidated statements of operations for the three months ended September 30, 2007 and the year ended June 30, 2007, are based on the historical financial statements of the Registrant.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2007 is presented as if the disposition as described in this Current Report occurred in its entirety on September 30, 2007.

The unaudited pro forma condensed consolidated statements of operations for the three months ended September 30, 2007 are presented as if the disposition as described in this Current Report occurred in its entirety on July 1, 2007.

The pro forma consolidated balance sheet as of June 30, 2007 is presented as if the disposition as described in this Current Report occurred in its entirety on June 30, 2007.

The pro forma consolidated statements of operations for the year ended June 30, 2007 is presented as if the disposition as described in this Current Report occurred in its entirety on July 1, 2006.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto appearing in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007 and its quarterly report on Form 10-QSB for the interim period ended September 30, 2007.

Preparation of the pro forma information is provided for informational purposes only, and is based on assumptions considered appropriate by the Registrant’s management. The pro forma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the transactions described above had been consummated as of the dates indicated, nor does it purport to represent the future financial position and the results of operations for future periods. In management’s opinion, all adjustments necessary to reflect the effects of the transactions listed above have been made.

NETTIME SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2007

		Pro Forma
	Historical	Adjustments		Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$247,984	$(207,984	)(A)	$40,000
Note receivable	—	200,000	(B)	200,000
Accounts receivable — trade, net	520,975	(520,975	)(A)	—
Inventory	57,099	(57,099	)(A)	—
Deferred loan costs and other current assets	141,246	(141,246	)(A)	—

Total Current Assets	967,304	(727,304)		240,000

Property and equipment, net	256,702	(256,702	)(A)	—
Other Assets	29,907	(29,907	)(A)	—

Total Assets	$1,253,913	$(1,013,913)		$240,000

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current Liabilities:
Current portion of long-term debt	$694,848	$(694,848	)(A)	$—
Accounts payable	496,488	(496,488	)(A)	—
Accrued liabilities	665,638	(665,638	)(A)	—
Deferred revenue	471,143	(471,143	)(A)	—

Total Current Liabilities	2,328,117	(2,328,117)		—

Long-term debt, less current portion	825,310	(825,310	)(A)	—

Total Liabilities	3,153,427	(3,153,427)		—

Common Stock Subject to Registration Rights (351,923 Shares)	207,635	—		207,635

Commitments:	—	—		—

Stockholders’ Equity (Deficit):

Common stock, $.005 par value, 50,000,000 shares authorized, 15,030,481 shares issued and outstanding	75,153	(32,394	)(E)	42,759
Contributed capital	9,926,151	2,171,908	(E)	12,098,059
Accumulated earnings (deficit)	(12,108,453)	—		(12,108,453)

Total Stockholders’ Equity (Deficit)	(2,107,149)	2,139,514		32,365

Total Liabilities and Stockholders’ Equity (Deficit)	$1,253,913	$(1,013,913)		$240,000

See accompanying notes to unaudited pro forma condensed consolidated financial information.

NETTIME SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2007

		Pro Forma
	Historical	Adjustments		Pro Forma

Revenues	$680,242	$(680,242	)(C)	$—
Cost of Revenues	195,184	(195,184	)(C)	—

Gross Profit	485,058	(485,058	)(C)	—

Costs and Expenses:
Sales and marketing	195,275	(195,275	)(C)	—
Research and development	285,601	(285,601	)(C)	—
General and administrative	202,978	(182,878	)(C)	20,100

Total Costs and Expenses	683,854	(663,754)		20,100

Net Income (Loss) from Operations	(198,796)	178,696		(20,100)

Other Income (Expense):	(110,078)	114,578	(D)	4,500

Net Income (Loss):	$(308,874)	$293,274		$(15,600)

Basic and Diluted Loss per Share	$(0.02)			$(0.00)

Basic and Diluted Weighted Average Shares Outstanding	15,030,481	(6,478,693	)(E)	8,551,788

See accompanying notes to unaudited pro forma condensed consolidated financial information.

NETTIME SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2007

		Pro Forma
	Historical	Adjustments		Pro Forma

ASSETS
Current Assets:
Cash and cash equivalents	$278,701	$(238,701	)(F)	$40,000
Note receivable	—	200,000	(G)	200,000
Accounts receivable — trade, net	501,078	(501,078	)(F)	—
Inventory	66,966	(66,966	)(F)	—
Deferred loan costs and other current assets	427,136	(427,136	)(F)	—

Total Current Assets	1,273,881	(1,033,881)		240,000

Property and equipment, net	293,644	(293,644	)(F)	—
Other Assets	35,183	(35,183	)(F)	—

Total Assets	$1,602,708	$(1,362,708)		$240,000

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current Liabilities:
Current portion of long-term debt	$610,716	$(610,716	)(F)	$—
Accounts payable	551,102	(551,102	)(F)	—
Accrued liabilities	594,875	(594,875	)(F)	—
Deferred revenue	564,176	(564,176	)(F)	—

Total Current Liabilities	2,320,869	(2,320,869)		—

Long-term debt, less current portion	909,442	(909,442	)(F)	—

Total Liabilities	3,230,311	(3,230,311)		—

Common Stock Subject to Registration Rights (351,923 Shares)	207,635	—		207,635

Commitments:	—	—		—

Stockholders’ Equity (Deficit):

Common stock, $.005 par value, 50,000,000 shares authorized, 15,030,481 shares issued and outstanding	75,153	(32,394	)(E)	42,759
Contributed capital	9,889,188	1,899,997	(E)	11,789,185
Accumulated earnings (deficit)	(11,799,579)	—		(11,799,579)

Total Stockholders’ Equity (Deficit)	(1,835,238)	1,867,603		32,365

Total Liabilities and Stockholders’ Equity (Deficit)	$1,602,708	$(1,362,708)		$240,000

NETTIME SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2007

		Pro Forma
	Historical	Adjustments		Pro Forma

Revenues	$5,377,207	$(5,377,207	)(H)	$—
Cost of Revenues	2,536,956	(2,536,956	)(H)	—

Gross Profit	2,840,251	(2,840,251	)(H)	—

Costs and Expenses:
Sales and marketing	1,218,183	(1,218,183	)(H)	—
Research and development	1,610,360	(1,610,360	)(H)	—
General and administrative	1,600,954	(1,514,454)		86,500

Total Costs and Expenses	4,429,497	(4,342,997)		86,500

Net Income (Loss) from Operations	(1,589,246)	1,502,746		(86,500)

Other Income (Expense):	1,729,682	(1,711,682	)(I)	18,000

Net Income (Loss):	$140,436	$(208,936)		$(68,500)

Basic and Diluted Loss per Share	$0.01			$(0.01)

Basic Weighted Average Shares Outstanding	14,809,963	(6,478,693	)(E)	8,331,270

Diluted Weighted Average Shares Outstanding	14,977,213	(6,645,943)		8,331,270

See accompanying notes to unaudited pro forma condensed consolidated financial information

NETTIME SOLUTIONS, LLC

UNAUDITED PRO FORMA BALANCE SHEET FOR NETTIME SOLUTIONS, LLC

AS OF SEPTEMBER 30, 2007

		Pro Forma
	Historical	Adjustments		Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$—	$100,000	(2)
		207,984	(1)	$307,984
Accounts receivable – trade, net	—	520,975	(1)	520,975
Inventory		57,099	(1)	57,099
Deferred loan costs and other current assets		141,246	(1)	141,246
Investments	—	842,351	(3)
		(842,351	)(3)	—

Total Current Assets	—	1,027,304		1,027,304

Property and equipment, net	—	256,702	(1)	256,702

Other Assets
Other assets	—	29,907	(1)	29,907

Total Assets	$—	$1,313,913		$1,313,913

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)

Current Liabilities:
Current portion of long-term debt	$—	$694,848	(1)	$694,848
Accounts payable	—	496,488	(1)	496,488
Accrued liabilities	—	665,638	(1)	665,638
Deferred revenue	—	471,143	(1)	471,143

Total Current Liabilities	—	2,328,117		2,328,117

Long-term debt, less current portion		825,310	(1)
-	—	200,000	(6)	1,025,310

Total Liabilities	—	3,353,427		3,353,427

Commitments:	—	—		—

Members’ Equity
Contributed capital	—	842,351	(3)
		100,000	(2)	942,351
Accumulated earnings (deficit)	—	(2,981,865	)(4)	(2,981,865)

Total Members’ Equity (Deficit)	—	(2,039,514)		(2,039,514)

Total Liabilities and Members’ Equity (Deficit)	$—	$1,313,913		$1,313,913

See accompanying notes to unaudited pro forma condensed consolidated financial information

NETTIME SOLUTIONS, LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR
NETTIME SOLUTIONS, LLC

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2007

		Pro Forma
	Historical	Adjustments		Pro Forma

Revenues	$—	$680,242	(5)	$680,242
Cost of Revenues	—	195,184	(5)	195,184

Gross Profit	—	485,058		485,058

Costs and Expenses:
Sales and marketing	—	195,275	(5)	195,275
Research and development	—	285,601	(5)	285,601
General and administrative	—	182,878	(5)	182,878

Total Costs and Expenses	—	663,754		663,754

Net Loss from Operations	—	(178,696)		(178,696)

Other Income (Expense):	—	(114,578	)(7)	(114,578)

Net Income (Loss):	$—	$(293,274)		$(293,274)

See accompanying notes to unaudited pro forma condensed consolidated financial information

NETTIME SOLUTIONS, LLC

UNAUDITED PRO FORMA BALANCE SHEET FOR NETTIME SOLUTIONS, LLC

AS OF JUNE 30, 2007

		Pro Forma
	Historical	Adjustments		Pro Forma

ASSETS
Current Assets:
Cash and cash equivalents	$—	$100,000	(2)
		238,701	(8)	$338,701
Accounts receivable – trade, net	—	501,078	(8)	501,078
Inventory		66,966	(8)	66,966
Deferred loan costs and other current assets		427,136	(8)	427,136
Investments		842,351	(3)
	—	(842,351	)(3)	—

Total Current Assets	—	1,333,881		1,333,881

Property and equipment, net	—	293,644	(8)	293,644

Other Assets
Other assets	—	35,183	(8)	35,183

Total Assets	$—	$1,662,708		$1,662,708

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)

Current Liabilities:
Current portion of long-term debt	$—	$610,716	(8)	$610,716
Accounts payable	—	551,102	(8)	551,102
Accrued liabilities	—	594,875	(8)	594,875
Deferred revenue	—	564,176	(8)	564,176

Total Current Liabilities	—	2,320,869		2,320,869

Long-term debt, less current portion	—	200,000	(6)
		909,442	(8)	1,109,442

Total Liabilities	—	3,430,311		3,430,311

Commitments:	—	—		—

Members’ Equity
Contributed capital	—	842,351	(3)
		100,000	(2)	942,351 (2)
Accumulated earnings (deficit)	—	(2,709,954	)(4)	(2,709,954)

Total Members’ Equity (Deficit)	—	(1,767,603)		(1,767,603)

Total Liabilities and Members’ Equity (Deficit)	$—	$1,662,708		$1,662,708

See accompanying notes to unaudited pro forma condensed consolidated financial information

NETTIME SOLUTIONS, LLC

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS FOR NETTIME
SOLUTIONS, LLC

FOR THE YEAR ENDED JUNE 30, 2007

		Pro Forma
	Historical	Adjustments		Pro Forma

Revenues	$—	$3,388,914	(9)	$3,388,914
Cost of Revenues	—	1,511,269	(9)	1,511,269

Gross Profit	—	1,877,645		1,877,645

Costs and Expenses:
Sales and marketing	—	860,669	(9)	860,669
Research and development	—	1,398,171	(9)	1,398,171
General and administrative	—	1,277,044	(9)	1,277,044

Total Costs and Expenses	—	3,535,884		3,535,884

Net Loss from Operations	—	(1,658,239)		(1,658,239)

Other Income (Expense):	—	(282,353	)(10)	(282,353)

Net Income (Loss):	$—	$(1,940,592)		$(1,940,592)

See accompanying notes to unaudited pro forma condensed consolidated financial information

NETTIME SOLUTIONS, INC. AND SUBSIDIARIES

NOTES AND MANAGEMENT’S ASSUMPTIONS

TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Management’s Assumptions:

The Company assumes if this transaction closes, the Company will be debt free and will have no operations. In other words, the Company will be a shell until such time, if ever, as a new business is merged with or acquired by the Company. No assurance can be given that such a transaction will be consummated or, if consummated, will be on terms favorable to the Company.

The following is a description of the unaudited pro forma adjustments to the Registrant’s historical condensed consolidated financial statements:

(A)  Reflects the removal of assets and liabilities sold or disposed with the sale as if the sale was consummated on September 30, 2007.

(B)  Reflects the note receivable which the Company would have received if the transaction had been consummated on September 30, 2007.

(C)  Reflects the removal of the operations and related operational changes to the Company as a result of the sale as if the transaction was consummated on July 1, 2007.

(D)  Removes interest expense and related interest charges as if the debt was assumed as of July 1, 2007 and reflects interest income on note receivable discussed in Note (B) above.

(E)  Reflects the common stock which is being surrendered as payment in relation to the transaction.

(F)  Reflects the removal of assets and liabilities sold or disposed with the sale as if the sale was consummated on June, 2007.

(G)  Reflects the note receivable which the Company would have received if the transaction had been consummated on June 30, 2007.

(H)  Reflects the removal of the operations and related operational changes to the Company as a result of the sale as if the transaction was consummated on July 1, 2006.

(I)   Removes interest expense and related interest charges as if the debt was assumed as of July 1, 2006 and reflects interest income on note receivable discussed in Note (G) above and removes the Company’s previous gain on sale of assets.

The following is a description of the unaudited pro forma adjustments reflected to the NETtime Solutions, LLC’s financial statements:

(1)   Represents the assets which would have been acquired and the liabilities which would have been assumed by the new company had the transaction been consummated on September 30, 2007.

(2)   Represents the cash which will be contributed to the new Company by the members of the LLC for working capital.

(3)   Represents the value of the shares which will be contributed to the LLC, and subsequently surrendered to NetTime Solutions, Inc. in relation to the transaction.

(4)   Represents the excess of the liabilities assumed over the fair value of the assets being purchased as explained in Note (1), and includes the note payable in Note (6) and the value of the shares surrendered to NETtime Solutions, Inc. in Note (3).

(5)   Represents the operations which would have been reflected had the transaction being consummated on July 1, 2007.

(6)   Represents the note payable, which bears interest at the rate of 9%, which the LLC will enter into as a result of the transaction.

(7)  Represents interest expense and related interest charges the LLC would have incurred if the transaction had occurred on July 1, 2007

(8)  Represents the assets which would have been acquired and the liabilities which would have been assumed by the new company had the transaction been consummated on June 30, 2007.

(9)  Represents  the operations which would have been reflected had the transaction being consummated on July 1, 2006. Reflects the removal of the operations of the reseller business activity and related operational changes from the reseller channel sale and removes  the gain on sale of the reseller channel.

(10) Represents interest expense and related interest charges the LLC would have incurred if the transaction had occurred on July 1, 2006.

(d)           Exhibits.

Exhibit	Title

99	Asset Purchase Agreement, dated February 4, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 8, 2008	NETTIME SOLUTIONS, INC.

	By:	/s/ Stanley L. Schloz
Stanley L. Schloz, President